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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Annual Report
December 31, 2014

MADISON COVERED CALL &
EQUITY STRATEGY FUND (MCN)
Active Equity Management combined
with a Covered Call Option Strategy

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Table of Contents

Management‘s Discussion of Fund Performance	2
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights for a Share of Beneficial Interest Outstanding	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Other Information	22
Trustees and Officers	25
Dividend Reinvestment Plan	29

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Management‘s Discussion of Fund Performance (unaudited)

Covered Call strategies, by their nature, are defensive. They are structured to knowingly sacrifice a portion of upside growth potential in order to provide additional downside protection. The Madison Covered Call & Equity Strategy Fund pursues these strategies by owning a very high-quality portfolio of individual equities and selling equity call options on the portfolio holdings. The Fund provides a total return platform which seeks capital appreciation and a high distribution rate which is primarily sourced from selling call options and realizing capital gains on the underlying portfolio. It is a relatively concentrated, actively managed portfolio providing a defensive way to participate in U.S. equity markets.
What happened in the market during 2014?
Throughout the year, the U.S. appeared to be an island of growth and stability while the rest of the world struggled to gain economic traction. Capital markets responded accordingly with commodity prices, energy prices and global interest rates declining – signaling weak global demand and weak economic growth. The central banks around the world also diverged with the Federal Reserve (U.S.) ending its bond-buying program and signaling interest rate increases in 2015. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BOJ) announced moves in the opposite direction with further asset purchasing programs. Interestingly, interest rates in Germany, Switzerland, and Japan are now negative for shorter-term government bonds – signaling fear as investors are willing to pay for the privilege of parking their funds. Foreign exchange rates responded accordingly driving the U.S. dollar to its highest level since 2005.
On the economic front, U.S. data was positive and generally accelerated throughout the year. While the “polar vortex” ushered in 2014 and negative economic growth, the second and third quarters demonstrated growth acceleration with a reported GDP (Economic) growth rate of 4.6% and 5.0% respectively. Improvement in the labor market, real wage growth, lower energy costs, and improved sentiment all contributed to the strong economic growth in the U.S. Meanwhile, overseas the economic news continued to deteriorate during the year as the geopolitical concerns (Russian/Ukraine, ISIS, Gaza, Syria, and Ebola) and weak demand resulted in slower emerging market economies and the Euro zone teetered once again on the brink of recession. As a result the IMF (International Monetary Fund) decreased global economic growth expectations from 4.0% to 3.8%. While not a significant change, the direction does not exude confidence.
While foreign equities seriously struggled, U.S. stocks continued to forge ahead in 2014. For the year, U.S. stocks rallied 12.6%, easily outdistancing foreign stocks which declined 3.9%. Meanwhile, steadily falling interest rates throughout 2014 resulted in positive returns for U.S. bonds, which advanced 6.0%, as measured by the Barclays U.S. Aggregate Bond Index.
How did the Fund perform given the marketplace conditions during 2014?
For the year ending December 31, 2014, on a Net Asset Value (NAV) basis, Madison Covered Call & Equity Strategy Fund (“MCN” or the “Fund”) rose 6.41%, compared to the 5.64% return of the CBOE S&P BuyWrite Index (BXM). The S&P BuyWrite Index represents the passive version of a covered call equity strategy. On a share price basis, MCN advanced 8.50%. The Fund’s share price discount to the NAV narrowed slightly throughout the year, starting at a 13.2% discount and ending the year at a 12.3% discount. In mid-July, the discount was at its narrowest level at 5.9%. MCN distributed $0.72 per share for the full year, on par with the 2013 distribution level. Using year-end values, the Fund’s yield was 7.8% on NAV or 8.9% on market price.
A covered call strategy can be expected to lag the overall market during periods of strong upward movement in stock prices as the sale of call options against stock positions limits full participation in favor of higher income potential and downside protection. This certainly impacted the Fund’s ability to keep up with the S&P 500® returns particularly during the first nine months of the year as the market generally moved consistently higher. While the trend of the market continued higher in the fourth quarter of the year, volatility also increased based on what we believe was the result of investors becoming progressively more uncomfortable with the sustainability of market returns in an environment of uninspiring global economic

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

growth and rising geopolitical tensions. In both October and December, the market fell enough that many investors were anticipating the first official correction (defined as a 10% or greater drop) in over three years. But both times, the market was able to stage a rally. Volatility had certainly picked up as the year came to a close, and the Fund showed strong resilience, particularly during the periods of market decline.
Despite the continued strong uptrend of the market, sector leadership was focused in traditionally defensive areas such as Utilities, Health Care and Consumer Staples as these were three of the top four performing sectors during the year. Higher yielding stocks certainly benefited as interest rates continued to fall and it appeared that investors were paying premiums to own higher dividend yielding companies. Interestingly, if the market becomes more volatile, these defensive sectors may not be so defensive because their valuation levels have been elevated due to the overall demand for yield. In general, the Fund’s sector positioning in 2014 was a headwind to performance primarily due to underweighted positioning in the Utilities and Health Care sectors. The Fund rarely invests in the Utilities sector due to unattractive call option premium opportunities. The Fund’s Health Care holdings were pared back throughout the year as stocks performed strongly and the Fund took profits on a number of holdings, particularly in the biotechnology area. An overweighting in the Consumer Discretionary sector was also a drag on relative performance as this sector underperformed the market in general. The Energy sector has been in focus recently due to the very large decline in crude oil prices late in the year. The Fund had been underweighted in this area for much of the year and moved to a neutral weight late in the fourth quarter following the sharp declines of many high quality companies in the sector. As such, the Fund’s limited exposure to the Energy sector throughout the year was a positive driver of performance.
Stock selection was a positive contributor to relative performance for most of the year but ended on a slight downtrend mainly due to the strong underperformance of the Fund’s Energy holdings late in the year. Despite being underweighted in Energy companies, the individual stock performances were dragged down severely as the price of crude oil declined over 40% in the final 3 months of the year. Fund holdings such as Cameron International, Petrobras and Apache were the largest detractors from a performance standpoint. Other energy-related companies such as Jacobs Engineering also fell as the market expects that future energy capital expenditures will be cut due to lower oil prices. In most other sectors of the Fund, stock selection was a positive contributor to returns. The Fund’s Consumer Discretionary holdings were generally additive to performance with strong returns coming from DirecTV, Advance Auto Parts, CarMax, TJX, Panera Bread and Ross Stores. This was partially offset by weakness in media centric companies such as CBS and Discovery Communications due mainly to fears of a slowing traditional advertising market. Health Care performance was led higher by Gilead Sciences and Express Scripts. The Fund’s Technology holdings were generally positive contributors, led by Broadcom, Google and EMC while Linear Technology lagged. The Fund owned Apple but our underweight resulted in negative relative performance as the stock rose strongly.
As noted earlier, we have been increasingly defensive as the year has progressed. A higher than normal proportion of the Fund’s equity holdings were covered with call options, and we purchased S&P 500® Index put options as additional downside insurance. As the market declined in late September and early October by over 7%, the Fund benefited from this defensive stance. The additional put protection was largely removed in mid-October, allowing the Fund to participate more fully in the subsequent rally. As the market quickly achieved new highs in mid-December, the Fund once again became more defensive and again, benefited from the 5% downdraft in the market. At that point, the Fund enjoyed a sizeable performance lead on the CBOE S&P Buy-Write Index (BXM). However, the market, yet again, rebounded sharply in the final two weeks of the year, attaining new highs. The Fund relinquished much, but not all of its performance advantage as the BXM Index fully participated in the market bounce as it was virtually unhedged for that short- term period. Still, the Fund was able to outperform the BXM Index for the quarter and full year despite giving up some ground as the year came to a close.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

With respect to cash levels, a rising stock market typically results in a high level of stock assignments which can occur when a holding’s market price moves above the call option’s strike price. A high level of assignments will lead to higher cash levels until the cash is reinvested into other appropriate equity holdings. During 2014, assignment activity was very high given the stock market’s strong advance, particularly in the first nine months of the year and cash levels were consistently elevated as the Fund managers prudently reinvested without the benefit of meaningful market pullbacks. The higher than normal cash levels were a hindrance to performance given the market’s strong advance. At year end, cash levels remained relatively elevated at 14.2%.
SHARE PRICE AND NAV PERFORMANCE FOR MADISON COVERED CALL & EQUITY STRATEGY FUND
Describe the Fund’s portfolio equity and option structure.
As of December 31, 2014, the Fund held 42 equity securities and unexpired covered call options had been written against 86.7% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, yet, as of December 31, only 32% of the Fund’s call options (24 of 75 different options) remained “out-of-the-money.” Despite increased volatility, the S&P 500® rallied by almost 5% in the final quarter resulting in many options moving into the money although they were originally written out-of-the-money. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) As the overall market continued to grind higher through the year, concerns grew that company and economic fundamentals did not justify soaring stock prices. As such, the Fund’s managers remained cautious by writing call options “closer-to-the-money” in order to capture higher premium income and provide the Fund added protection from a reversal in the market’s upward trend. With a very high percentage of the equity holdings covered by options written closer-to-the-money, the Fund took on a greater “hedged” posture for much of the year. Clearly, as the market continued to move higher, this was a drag on relative performance.
Which sectors are prevalent in the Fund?
From a sector perspective, MCN’s largest exposure as of December 31, 2014 was to the Consumer Discretionary sector, followed by Information Technology (and technology related), Industrials, Consumer Staples, Energy, Financials and Health Care. The Fund had very small representation in the Materials and Telecommunications sectors and no representation in the Utilities sector as of year-end.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/14
Consumer Discretionary	17.8%
Consumer Staples	9.4%
Energy	9.1%
Financials	5.6%
Health Care	4.8%
Industrials	11.3%
Information Technology	14.3%
Materials	1.0%
Telecommunication Services	1.5%
Exchange Traded Funds	9.2%
U.S. Government and Agency Obligations	5.4%
Short-Term Investments	10.6%

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Discuss the Fund’s security and option selection process.
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuation. Then we seek attractive call options to write on those stocks. We believe the partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. We seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy deviates from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe that elements of consistency, stability and predictability are brought to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
Discuss how risk is managed through the Fund’s investment process.
Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:
1. Focus on the underlying security. Our bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s “growth-at-a-reasonable-price” (GARP) philosophy is specifically tuned to such valuation discipline.
2. Active covered call writing. We actively sell (write) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on our outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, we may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. We may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, we may sell options further out of the money in order to allow the Fund to benefit from a market recovery. In such an environment, the we may also determine that a lesser percentage of the portfolio should be covered by call options in order to more fully participate in market upside.
3. Cash management and timing. Generally, we believe that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short-term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position following a period of very strong stock performance. Given our disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher than normal cash levels, however, we believe that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

What is management’s outlook for the market and Fund in 2015?
During the past few years, we have advised investors to be increasingly careful given the extent of the bull market and the relatively benign growth environment. Our stance has not changed and has, in fact, intensified as recent global economic growth has faltered. We continue to believe the weight of the evidence suggests that equity markets at current elevated levels ascribe a higher risk level than investors realize. Factors that concern us about the stock market include a weak global economy, rising geopolitical risks, the end of the Federal Reserve’s accommodative stance, and slightly above-average stock market valuations. The rising dollar makes profit growth more difficult for multi-national companies and widening spreads on corporate debt also reflects rising risk aversion. Additionally, while price to earnings multiples expanded somewhat in 2014, helping the market perform in excess of earnings growth, we have little reason to expect additional multiple expansion. In fact, we see multiple compression as a real possibility in 2015 which would detract from the market’s potential return.
Optimism about the stock market is driven by a relatively solid domestic economy, low interest rates, strong corporate profits and the potential for increased consumer spending (especially given the huge drop in energy prices). Merger and acquisition activity and record share buybacks also lift the market.
While nothing stands out as a definitive red flag, we believe risks are now increasing, which increases the odds for a modest stock market correction. The emphasis here is on a correction and not a bear market. A modest correction would be healthy and would create some buying opportunities for investors.
In summary, we are cautious on the stock market after six strong years. As noted at the beginning of this year’s report, the strategy of covered call writing is defensive in nature. Given the risk concerns noted above, this strategy could be timely for investors. As we enter the new year, the Fund will remain in a very conservative and defensive posture while maintaining flexibility to adjust as the market forces change, as we did in the fourth quarter of 2014. Regarding the underlying assets of the Fund, we remain diligent and committed to investing in high quality growth companies that we believe can deliver consistent results in a variety of economic environments and also offer a margin of safety from a valuation perspective.

TOP TEN EQUITY HOLDINGS AS OF 12/31/14
% of Total Investments
Powershares QQQ Trust Series 1	3.1%
SPDR S&P 500 ETF Trust	3.1%
Amazon.com Inc.	3.0%
Costco Wholesale Corp.	3.0%
SPDR Gold Shares	2.8%
eBay Inc.	2.8%
Whole Foods Market Inc.	2.7%
T. Rowe Price Group Inc.	2.7%
Rockwell Collins Inc.	2.7%
Express Scripts Holding Co.	2.7%
__________________________________________________________________________________________
INDEX DEFINITIONS
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500® Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500® Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 76.9%
Consumer Discretionary - 18.3%
Amazon.com Inc. * (A)	17,700	$ 5,493,195
CarMax Inc. * (A)	45,500	3,029,390
CBS Corp., Class B (A)	70,900	3,923,606
Discovery Communications Inc., Class C *	119,200	4,019,424
Lululemon Athletica Inc. * (A)	35,000	1,952,650
Priceline Group Inc./The * (A)	3,600	4,104,756
Ross Stores Inc. (A)	30,000	2,827,800
Starbucks Corp. (A)	56,500	4,635,825
TJX Cos. Inc./The (A)	40,000	2,743,200
		32,729,846
Consumer Staples - 9.6%
Costco Wholesale Corp. (A)	38,400	5,443,200
Diageo PLC, ADR (A)	24,000	2,738,160
General Mills Inc. (A)	75,500	4,026,415
Whole Foods Market Inc. (A)	99,400	5,011,748
		17,219,523
Energy - 9.3%
Apache Corp. (A)	44,513	2,789,629
Baker Hughes Inc. (A)	69,500	3,896,865
Cameron International Corp. *	72,500	3,621,375
EOG Resources Inc. (A)	25,000	2,301,750
Occidental Petroleum Corp. (A)	51,000	4,111,110
		16,720,729
Financials - 5.8%
Morgan Stanley (A)	16,100	624,680
Progressive Corp./The (A)	151,500	4,088,985
State Street Corp. (A)	9,400	737,900
T. Rowe Price Group Inc. (A)	57,500	4,936,950
		10,388,515
Health Care - 5.0%
Baxter International Inc. (A)	26,100	1,912,869
Biogen Idec Inc. * (A)	6,000	2,036,700
Express Scripts Holding Co. * (A)	58,000	4,910,860
		8,860,429
Industrials - 11.6%
Danaher Corp. (A)	45,000	3,856,950
FedEx Corp. (A)	13,000	2,257,580
Jacobs Engineering Group Inc. * (A)	64,500	2,882,505
Rockwell Collins Inc. (A)	58,400	4,933,632
Stericycle Inc. * (A)	23,500	3,080,380
United Technologies Corp. (A)	32,300	3,714,500
		20,725,547

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

	Shares	Value (Note 2)
Information Technology - 14.7%
Accenture PLC, Class A (A)	52,000	$ 4,644,120
Altera Corp. (A)	95,000	3,509,300
Apple Inc. (A)	29,000	3,201,020
eBay Inc. * (A)	91,500	5,134,980
EMC Corp. (A)	28,400	844,616
Linear Technology Corp. (A)	63,500	2,895,600
Nuance Communications Inc. *	99,000	1,412,730
QUALCOMM Inc. (A)	61,500	4,571,295
		26,213,661
Materials - 1.1%
Mosaic Co./The (A)	42,000	1,917,300
Telecommunication Service - 1.5%
Verizon Communications Inc. (A)	58,000	2,713,240
Total Common Stocks (Cost $133,104,852)		137,488,790
INVESTMENT COMPANIES - 9.4%
Powershares QQQ Trust Series 1 (A)	56,000	5,782,000
SPDR Gold Shares * (A)	46,000	5,224,680
SPDR S&P 500 ETF Trust (A)	27,800	5,712,900
Total Investment Companies (Cost $16,600,533)		16,719,580
SHORT-TERM INVESTMENTS - 10.9%
State Street Institutional U.S. Government Money Market Fund	19,553,000	19,553,000
Total Short-Term Investments (Cost $19,553,000)		19,553,000
	Contracts
PUT OPTION PURCHASED - 0.1%
S&P 500 Index, Put, Jan 2015, $1,990	200	201,000
Total Put Options Purchased (Cost $810,200)		201,000
	Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.6%
U.S. Treasury Bill, 0.028%, 2/5/15 (B) (C)	$10,000,000	9,999,728
Total U.S. Government and Agency Obligations (Cost $9,999,728)		9,999,728
TOTAL INVESTMENTS - 102.9% (Cost $180,068,313**)		$183,962,098
NET OTHER ASSETS AND LIABILITIES - 1.4%		2,494,913
TOTAL CALL & PUT OPTIONS WRITTEN - (4.3%)		(7,677,244)
TOTAL NET ASSETS - 100.0%		$178,779,767

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $179,492,465.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	Rate noted represents annualized yield at time of purchase.
(C)	All or a portion of these securities are segregated as collateral for put options written. As of December 31, 2014, the total amount segregated was $9,999,728.
ADR	American Depository Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Accenture PLC, Class A	150	January 2015	$ 80.00	$142,500
Accenture PLC, Class A	250	January 2015	82.50	175,000
Accenture PLC, Class A	120	February 2015	82.50	89,400
Altera Corp.	500	January 2015	35.00	107,500
Altera Corp.	450	January 2015	36.00	59,624
Amazon.com Inc.	100	January 2015	325.00	21,650
Amazon.com Inc.	77	January 2015	335.00	6,852
Apple Inc.	160	January 2015	100.00	172,400
Apple Inc.	130	January 2015	102.86	104,974
Baker Hughes Inc.	395	January 2015	70.00	197
Baxter International Inc.	16	January 2015	70.00	5,720
Baxter International Inc.	130	January 2015	75.00	3,640
Baxter International Inc.	115	February 2015	70.00	48,300
Biogen Idec Inc.	30	January 2015	325.00	62,400
Biogen Idec Inc.	30	January 2015	330.00	50,850
CarMax Inc.	255	January 2015	55.00	299,624
CarMax Inc.	200	January 2015	57.50	185,000
CBS Corp., Class B	280	January 2015	55.00	41,300
CBS Corp., Class B	300	January 2015	57.50	15,000
CBS Corp., Class B	40	January 2015	60.00	700
CBS Corp., Class B	89	January 2015	62.50	223
Costco Wholesale Corp.	250	January 2015	128.00	352,500
Costco Wholesale Corp.	134	January 2015	130.00	162,810
Danaher Corp.	150	January 2015	77.50	126,000
Danaher Corp.	300	January 2015	80.00	178,500
Diageo PLC	240	January 2015	115.00	33,600
eBay Inc.	400	January 2015	52.50	152,000
eBay Inc.	515	January 2015	55.00	85,233
EMC Corp.	133	January 2015	28.00	25,004
EMC Corp.	99	January 2015	29.00	9,950
EMC Corp.	52	January 2015	30.00	2,080
EOG Resources Inc.	250	January 2015	95.00	37,750
Express Scripts Holding Co.	360	January 2015	75.00	352,800
Express Scripts Holding Co.	220	February 2015	77.50	174,900
FedEx Corp.	130	January 2015	165.00	121,225
General Mills Inc.	300	January 2015	52.50	31,800
General Mills Inc.	185	January 2015	55.00	2,220
Jacobs Engineering Group Inc.	375	January 2015	55.00	938
Linear Technology Corp.	200	January 2015	45.00	31,000
Linear Technology Corp.	140	January 2015	46.00	14,350
Linear Technology Corp.	295	February 2015	45.00	57,525
Lululemon Athletica Inc.	350	January 2015	45.00	389,375
Morgan Stanley	161	January 2015	34.00	79,293
Mosaic Co./The	420	January 2015	45.00	52,500
Occidental Petroleum Corp.	455	January 2015	105.00	10,238
Powershares QQQ Trust Series 1	560	January 2015	100.00	222,320
Priceline Group Inc./The	36	January 2015	1,225.00	2,430
Progressive Corp./The	700	February 2015	26.00	87,500
Progressive Corp./The	500	February 2015	27.00	27,500
See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
QUALCOMM Inc.	365	January 2015	77.50	7,483
QUALCOMM Inc.	200	January 2015	80.00	1,000
Rockwell Collins Inc.	414	January 2015	80.00	190,440
Rockwell Collins Inc.	170	January 2015	85.00	16,575
Ross Stores Inc.	300	January 2015	82.50	357,000
SPDR Gold Shares	230	January 2015	119.00	5,750
SPDR S&P 500 ETF Trust	278	January 2015	198.00	236,995
Starbucks Corp.	315	January 2015	77.50	151,200
Starbucks Corp.	250	January 2015	80.00	65,375
State Street Corp.	4	January 2015	72.50	2,520
State Street Corp.	90	January 2015	75.00	36,000
Stericycle Inc.	235	February 2015	120.00	291,400
T. Rowe Price Group Inc.	345	January 2015	80.00	215,625
T. Rowe Price Group Inc.	100	January 2015	85.00	19,000
T. Rowe Price Group Inc.	130	April 2015	85.00	51,350
TJX Cos. Inc./The	400	January 2015	62.50	248,000
United Technologies Corp.	200	January 2015	110.00	110,000
United Technologies Corp.	123	February 2015	110.00	80,873
Verizon Communications Inc.	580	January 2015	50.00	870
Whole Foods Market Inc.	394	January 2015	40.00	410,745
Whole Foods Market Inc.	400	February 2015	40.00	420,000
Whole Foods Market Inc.	200	February 2015	42.00	172,500
Total Call Options Written (Premiums received $4,062,157)				$7,506,896
Put Options Written
Apache Corp.	200	January 2015	70.00	151,000
Priceline Group Inc./The	19	January 2015	1,000.00	428
State Street Corp.	240	January 2015	60.00	720
Verizon Communications Inc.	350	January 2015	46.00	18,200
Total Put Options Written (Premiums received $289,293)				$ 170,348
Total Put Options Written, at Value (Premiums received $4,351,340)				$7,677,244

See accompanying Notes to Financial Statements.

10

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Statement of Assets and Liabilities as of December 31, 2014

Assets:
Investments in securities, at cost
Unaffiliated issuers	$180,068,313
Net unrealized appreciation
Unaffiliated issuers	3,893,785
Total investments, at value	183,962,098
Receivables:
Investments sold	2,551,072
Dividends	105,664
Total assets	186,618,834
Liabilities:
Payables:
Advisory agreement fees	122,131
Service agreement fees	39,692
Options written, at value (premiums received $4,351,450) (Note 6)	7,677,244
Total liabilities	7,839,067
Net assets	$178,779,767
Net assets consist of:
Paid-in capital	$203,306,797
Accumulated undistributed net investment loss	–
Accumulated net realized loss on investments sold, options and foreign currency related transactions	(25,095,021)
Net unrealized appreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	567,991
Net Assets	$178,779,767
Capital Shares Issued and Outstanding (Note 7)	19,268,423
Net Asset Value per share	$ 9.28

See accompanying Notes to Financial Statements.

11

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Statement of Operations For the Year Ended December 31, 2014

Investment Income:
Interest	$ 3,556
Dividends
Unaffiliated issuers	1,618,742
Less: Foreign taxes withheld	(9,904)
Total investment income	1,612,394
Expenses:
Advisory agreement fees	1,454,270
Service agreement fees	472,716
Total expenses	1,926,986
Net Investment loss	(314,592)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options	10,640,470
Unaffiliated issuers	7,875,085
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	92,556
Unaffiliated issuers	(6,975,508)
Net Realized and Unrealized Gain on Investments and Option Transactions	11,632,603
Net Increase in Net Assets from Operations	$ 11,318,011

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
	2014	2013
Net Assets at beginning of period	$181,335,021	$166,305,386
Increase in net assets from operations:
Net investment loss	(314,592)	(13,267)
Net realized gain	18,515,555	10,422,887
Net change in unrealized appreciation (depreciation)	(6,882,952)	18,493,280
Net increase in net assets from operations	11,318,011	28,902,900
Distributions to shareholders from:
Net capital gains	(13,873,265)	(10,790,599)
Return of capital	–	(3,082,666)
Total distributions	(13,873,265)	(13,873,265)

Total increase (decrease) in net assets	(2,555,254)	15,029,635
Net Assets at end of period	$178,779,767	$181,335,021
Undistributed net investment loss included in net assets	$ –	$ –

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Financial Highlights for a Share of
Beneficial Interest Outstanding

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$9.41	$8.63	$8.65	$9.78	$9.62
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)	(0.00)[2]	(0.010)	(0.030)	(0.050)
Net realized and unrealized gain (loss) on investments	0.61	1.50	0.71	(0.380)	0.93
Total from investment operations	0.59	1.50	0.70	(0.410)	0.88
Less Distributions From:
Net investment income	–	–	(0.010)	(0.700)	–
Net capital gains	(0.72)	(0.56)	–	–	–
Return of capital	–	(0.16)	(0.71)	(0.02)	(0.72)
Total distributions	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(0.13)	0.78	(0.02)	(1.13)	0.16
Net Asset Value at end of period	$9.28	$9.41	$8.63	$8.65	$9.78
Market Value at end of period	$8.14	$8.17	$7.62	$7.47	$9.05
Total Return
Net asset value (%)	6.41	17.93	8.31	(4.37)	9.84
Market value (%)	8.50	17.05	11.80	(9.99)	10.49
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$178,780	$181,335	$166,305	$166,764	$188,425
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	1.06	1.06	1.45	1.36	1.31
After reimbursement of expenses by adviser (%)	1.06	1.06	1.39	1.36	1.31
Ratio of net investment income to average net assets (%)	(0.17)	(0.01)	(0.15)	(0.33)	(0.56)
Portfolio turnover (%)	131	151	61	68	60

1Based on average shares outstanding during the year.
2Amount represents less than $0.005 per share.

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Notes to Financial Statements
1. ORGANIZATION
Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended. Prior to January 1, 2013, the Fund was known as the Madison/Claymore Covered Call & Equity Strategy Fund.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities, are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their Net Asset Value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.
At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the period ended December 31, 2014, maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classification levels during the year ended December 31, 2014. As of and during the year ended December 31, 2014, the Fund did not hold securities deemed as a Level 3.
The following is a summary of the inputs used as of December 31, 2014, in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/14
Assets:[1]
Common Stocks	$137,488,790	$ —	$ —	$137,488,790
Investment Companies	16,719,580	—	—	16,719,580
Short-Term Investments	19,553,000	—	—	19,553,000
Put Options Purchased	201,000	—	—	201,000
U.S. Government and Agency Obligations	—	9,999,728	—	9,999,728
	$173,962,370	$9,999,728	$ —	$183,962,098
Liabilities:
Written options	$ 7,677,244	—	0	$ 7,677,244
1Please see the Portfolio of Investments for a listing of all securities within each category:
Derivatives. The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2014:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Options purchased	$201,000	Options written	$7,677,244

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Appreciation on Derivatives
Equity contracts	$10,640,470	$92,556
Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders.
Clarification of Investment Strategy. The prospectus limitations noted below are being changed from “total” assets to “net” assets and included now are exchange traded funds (“ETF”) in the 65% and 80% tests. The new tests will read as follows:

•	The Fund will invest at least 65% of its net assets in common stocks and exchange traded funds of large capitalization issuers.

•	Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks and exchange traded funds.

•	The Fund will not invest more than 35% of its net assets in the securities of any single sector.

•	The Fund may invest up to 15% of its net assets in foreign securities.

•	The Fund may invest up to 35% of its assets in mid-cap companies.
The changes are to better reflect the nature of how the Fund is managed. The Fund is better managed to net assets as opposed to total assets given written calls are liabilities in utilizing the covered call strategy. Additionally, ETF’s are typically utilized by the Fund in lieu of individual equity holdings when there is a scarcity of appropriate individual investment opportunities.
3. INVESTMENT ADVISORY AND SERVICES AGREEMENTS
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets.
Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily net assets. Not included in this fee and, therefore, the responsibility of the Fund are “excluded expenses”

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees and expenses).
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent trustees are paid out of the Services Agreement fee and totaled $36,000 for the year ended December 31, 2014.
4. FEDERAL INCOME TAXES
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2014, $14,187,857 was reclassified from accumulated net investment loss, and $35 was reclassified from accumulated net realized loss into the paid in capital account of the Fund, to reflect permanent book and tax differences relating to a net operating loss.
As of December 31, 2014, for federal income tax purposes, the Fund utilized $18,241,944 of capital loss carryforwards (“CLCF”). The Fund had a remaining CLCF of $24,743,193, which can be used to offset future capital gains. These CLCF’s will expire on December 31, 2018. Per the RIC Modernization Act, CLCFs generated in taxable years beginning after December 22, 2010, must be fully used before CLCFs generated in taxable years beginning prior to December 22, 2010; therefore, CLCFs available as of the report date may expire unused.
Information on the tax components of investments, excluding option contracts, as of December 31, 2014, is as follows:

Cost	$179,492,465
Gross appreciation	11,885,788
Gross depreciation	(7,416,155)
Net appreciation	$ 4,469,633
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.
For the years ended December 31, 2014 and 2013, the tax character of distributions paid to shareholders was $13,873,265 ordinary income for 2014 and $10,790,599 ordinary income and $3,082,666 return of capital for 2013.
As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$ –
Undistributed Ordinary Income	$ –
Post October Capital Loss Deferral	$927,676
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

5. INVESTMENT TRANSACTIONS
During the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $201,627,419 and $214,687,989, respectively. No long-term U.S. Government securities were purchased or sold during the period.
6. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written and is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
Transactions in written option contracts during the year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	21,820	$5,069,772
Options written during the period	85,075	17,265,521
Options closed during the period	(26,183)	(5,589,947)
Options exercised during the period	(31,459)	(6,211,281)
Options expired during the period	(30,994)	(6,182,615)
Options outstanding, end of period	18,259	$4,351,450
Purchased option activity was not significant for the year ended December 31, 2014. Details of purchased options contracts held at December 31, 2014, are included in the Fund’s Portfolio of Investments.
7. CAPITAL
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,268,423 shares issued and outstanding as of December 31, 2014. Additionally, no capital stock activity occurred for the years ended December 31, 2014 and 2013, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the years ended December 31, 2014 and 2013, respectively.
8. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.
9. DISCUSSION OF RISKS
Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid Cap Company Risk. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund’s Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
10. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Report of Independent
Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Madison Covered Call & Equity Strategy Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Madison Covered Call & Equity Strategy Fund (the “Fund”), as of December 31, 2014, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to January 1, 2013 were audited by other auditors, whose report, dated February 25, 2013, expressed an unqualified opinion on the financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche, LLP
Milwaukee, WI
February 25, 2015

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Other Information (unaudited)
Federal Income Tax Information. The Fund recognized qualified dividend income of $1,589,500 during the fiscal year ended December 31, 2014. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders, 9.84% of the dividends paid by the Fund qualifies for the dividends-received deduction.
Complete information regarding the federal tax status of the distributions received during the calendar year 2014 will be reported in conjunction with Form 1099-DIV.
Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.
Summary of Board’s Annual Approval Process and Considerations. The Board reviewed a variety of matters in connection with the Fund’s investment advisory contract with the Adviser.
With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Fund management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. The Trustees recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide performance consistent with the Fund’s investment objectives under various market scenarios.
The Board also discussed the quality of services provided to the Fund by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration.
With regard to the investment performance of the Fund and the investment adviser, the Board reviewed current performance information provided in the written Board materials. The Trustees discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. The Trustees reviewed both long-term and short-term performance. The Trustees also considered whether any relative underperformance was appropriate in view of

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

the Adviser’s conservative investment philosophy. In connection with the review of performance, the Board engaged in a comprehensive discussion of market conditions and discussed the reasons for Fund performance under such conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.
With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives.
The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the Fund requires and were wary of “inapt comparisons.” They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Fund. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.
The Trustees reviewed the Fund’s fee structure based on total Fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Fund: an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.
The Trustees sought to ensure that fees paid by the Fund were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Fund pursuant to its administrative services agreement with the Fund, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
In reviewing costs and profits, the Board noted that, as a relatively small Fund, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Fund officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Fund is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser including the Fund as a consolidated financial services family. The Trustees noted that total assets managed by the Adviser and its affiliates were in excess of $15 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

The Board recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differ significantly from serving as an investment adviser to an open-end (mutual) fund. As such, the Board focused its attention on the total expense ratios paid by certain other closed-end funds with similar investment objectives. The Board recognized that the Fund’s total expense ratio was reasonable based on such comparisons.
With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that at its current size, it was premature to discuss any economies of scale not already factored into the existing advisory and services agreements. The Trustees also took into account that the Fund does not pay any fees on leveraged assets.
Counsel to the Independent Trustees confirmed that the Fund’s Independent Trustees met previously and reviewed the written contract renewal materials provided by the
Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standard as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.
After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Fund’s advisory fees are fair and reasonable and that renewal of its Advisory and Services Agreements are in the best interests of the Fund and its shareholders.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Trustees and Officers
The address of each trustee and officer of the Fund is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258. The Fund’s Statement of Additional Information includes additional information about the trustees of the Fund and is available, without charge, upon request, by calling 1-800-368-3195.
Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank 1960	President, 2012 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer,
2010 - Present; Managing Director and Vice President, 1986 - 2010;
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer,
2010 - Present; Vice President, 2004 - 2010;
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer,
2010 - Present; President, 1996 - 2010; Madison Strategic Sector Premium Fund (closed end fund), President, December 2005 - Present; Madison Funds (26) and Ultra Series Fund (16) (mutual funds), President, 2009 - Present
Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds(26) and Ultra Series Fund (16), 2009 - Present
Jay R. Sekelsky 1959	Vice President, 2012 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010;
Madison, Executive Director and Chief Investment Officer, 2010 - Present
MIA, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010
Madison Funds (26 funds), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, December 2005 - Present; and Ultra Series Fund (16), Vice President, 2009 - Present
N/A

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Paul A. Lefurgey 1964	Vice President, 2012 - Present
MIH, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2005 - 2013
Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2010 - 2013
MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President, 2003 - 2005
Madison Funds (26) and Ultra Series Fund (16), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, December 2010 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2012 - Present; Vice President 2008 - Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
Madison Funds (26) and Ultra Series Fund (16) Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Treasurer, December 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2012 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
Madison Funds (26) and Ultra Series Fund (16), Secretary, 1999 - Present and Treasurer, 2008 - 2009 and Assistant Treasurer, 1997 - 2007 and 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, December 2010 - Present
N/A

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
W. Richard Mason 1960	Chief Compliance Officer; Corporate Counsel and Assistant Secretary, 2012 - Present
MIH, MIA and Madison, Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009
MFD, Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present
Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009;
Madison Funds (26) and Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
Philip E. Blake 1943	Trustee, 2012 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012; Nerites Corporation (technology company), 2004 - 2013; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (26), and Ultra Series Fund (16), 2009 - Present

James R. Imhoff, Jr. 1944	Trustee, 2004 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44	Park Bank, 1978 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (26) and Ultra Series Fund (16), 2009 - Present
Lorence D. Wheeler 1938	Trustee, 2004 - 12/31/14*	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Strategic Sector Premium Fund, 2005 - 2014*; Madison Funds (26) and Ultra Series Fund (16), 2009 - 2014*
1 Independent Trustees serve in such capacity until the year-end of when the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 26 portfolios, the Ultra Series Fund with 16 portfolios, and the Madison Strategic Sector Premium Fund (a closed-end fund) for a grand total of 44 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.
* Lorence Wheeler retired effective December 2014, however, served as Trustee through February 2015.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2014

Board of Trustees
Philip E. Blake
James Imhoff, Jr.
Lorence Wheeler*

Officers
Katherine L. Frank
President
Jay R. Sekelsky
Vice President
Paul Lefurgey
Vice President
Greg D. Hoppe
Treasurer
Holly S. Baggot
Secretary & Assistant Treasurer
W. Richard Mason
CCO, Corporate Counsel
& Assistant Secretary

Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Milwaukee, Wisconsin

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?
If your shares are held in a Brokerage Account, contact your Broker
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A, Canton, MA 02021
This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In August 2014, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.
*Retired effective December 2014, however, served as Trustee through February 2015.

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madisonfunds.com

Madison Funds®
550 Science Drive
Madison, WI 53711
800.767.0300

Item 2. Code of Ethics.

(a) The Madison Covered Call & Equity Strategy Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was adopted effective January 1, 2013.

(c) The current code has not been amended since it was adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Covered Call & Equity Strategy Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2014, Jim Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4.  Principal Accountant Fees and Services.

(a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $24,000 and $24,000 for the fiscal years ended December 31, 2014, and December 31, 2013, respectively.  The registrant is affiliated with the Madison Funds , the Ultra Series Fund and the Madison Strategic Sector Premium Fund (all affiliated investment companies together, the “Affiliated Funds”) which paid the registrant's principal accountant an additional $478,000 and $444,500, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees: None.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $3,780 (budgeted) and $3,635 for the fiscal years ended December 31, 2014, and December 31, 2013, respectively.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) As stated in paragraph (c) above, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Trust, the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant were $3,780 (budgeted) and $3,635 for the fiscal years ended December 31, 2014 and December 31, 2013, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Philip Blake, James Imhoff and Lorence Wheeler.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client's best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client's best interests, then we must vote against the Board's recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client's best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board's recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.  The firm has retained the firm of Glass Lewis & Co. to serve in this capacity.  All investment company Boards for which we provide investment management services have requested we utilize the recommendations of Glass Lewis & Co. in cases of conflicts of interest.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a "conflicted list" for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above...

Voting Proxies of Securities No Longer Owned

We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates.  In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote.  Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President and founder of the adviser to the registrant and Madison Investment Advisors, Inc., and Ray Di Bernardo, Portfolio Manager of the adviser to the registrant and President of Madison Investment Holdings, Inc., are jointly responsible for the day-to-day management of the registrant.  The adviser to the registrant, Madison Asset Management, LLC, is a subsidiary of Madison Investment Holdings, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

Frank Burgess:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$143,536,646	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

 Ray DiBernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	4	$668,418,146	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,463	$1,322,699,519	0	$0

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks.  All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

 As of December 31, 2014, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison Covered Call & Equity Strategy Fund	$100,001 - $500,000
Ray DiBernardo	Madison Covered Call & Equity Strategy Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer and Assistant Secretary
Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: February 27, 2015

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: February 27, 2015